UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

September 7, 2017

Date of Report (Date of earliest event reported)

QUAKER CHEMICAL CORPORATION

(Exact name of Registrant as specified in its charter)

Commission File Number 001-12019
PENNSYLVANIA	No. 23-0993790
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Quaker Park

901 E. Hector Street

Conshohocken, Pennsylvania 19428

(Address of principal executive offices)

(Zip Code)

(610) 832-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 3.03	Material Modification to Rights of Security Holders.

On September 8, 2017, Quaker Chemical Corporation (the “Company”) filed Articles of Amendment with the Secretary of State of the Commonwealth of Pennsylvania, which amended the Company’s Articles of Incorporation to remove Article 5(b) from its Articles of Incorporation and renumber the subsequent subsections in Article 5 accordingly. Article 5(b) had provided that beneficial holders of Common Stock of the Company who had held shares of the Company’s Common Stock for at least 36 consecutive months prior to the record date of any vote in which the Common Stock voted, were entitled to 10 votes for each such share of Common stock, instead of one vote per share of Common Stock that would apply to all other shares of Common Stock. By removing this provision, the Company effectively provided that, following the amendment, all shares of Common Stock of the Company have one vote per share, regardless of how long any such share has been held. The Articles of Amendment are attached as Exhibit 3.1 to this Current Report on Form 8-K.

This amendment of the Articles of Incorporation was proposed and recommended by the Company’s Board of Directors and subsequently approved by the Company’s shareholders at its Special Meeting of Shareholders on September 7, 2017, as reported below under Item 5.07 of this Current Report on Form 8-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 7, 2017, the Company held a Special Meeting of Shareholders (the “Special Meeting”). As of June 15, 2017, the record date for the Special Meeting, the Company estimated that the holders of 579,424 shares of the Company’s common stock were entitled to cast ten votes for each share held and that the holders of 12,730,219 shares of the Company’s common stock were entitled to cast one vote for each share held. After taking into account the information received thereafter from shareholders asserting their ten for one voting rights, shareholders present in person or by proxy at the Special Meeting were entitled to cast an aggregate of 26,673,102 votes. Set forth below are the matters that the shareholders acted upon at the Special Meeting and the final voting results of each such proposal.

Proposal No. 1 – Amendment of Articles of Incorporation

The Company’s shareholders approved an amendment to the Articles of Incorporation that provides that each holder of Common Stock will be entitled to one vote for each share of Common Stock standing in its name on the books of the Company. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes

26,231,574	435,134	6,394	0

Proposal No. 2 – Issuance of Equity Securities

The Company’s shareholders approved the issuance of a number of shares of equity securities that will have 24.5% of the voting rights applicable to the Company’s outstanding voting securities immediately after the closing of the Combination (as defined in the proxy statement), and economic and other rights equivalent to the Company’s common stock as described in the proxy statement. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes

26,464,939	163,069	45,094	0

Proposal No. 3 – Potential Adjournment of the Special Meeting

The Company’s shareholders approved adjournment of the Special Meeting, if necessary to solicit additional proxies if there were not sufficient votes to approve proposals one and two. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes

25,769,618	856,460	47,024	0

In light of the results reported above for proposals one and two, however, the meeting was not adjourned pursuant to this proposal three.

Item 9.01	Financial Statement and Exhibits.

The following exhibits are included as part of this report:

Exhibit No.
3.1	Articles of Amendment dated September 7, 2017 and filed September 8, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUAKER CHEMICAL CORPORATION
Registrant

Date: September 11, 2017	By:	/s/ Robert T. Traub
Robert T. Traub
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment dated September 7, 2017 and filed September 8, 2017.